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                                                                   Exhibit 10.24

                           INDEMNIFICATION AGREEMENT



         THIS AGREEMENT, made and entered into this _____ day of __________________, 1996 between Immusol, Inc., a California corporation ("Corporation"), and ____________________ ("Officer"),

                                   RECITALS:

                 A. Officer, an officer (though not currently a director) of Corporation, performs a valuable service in such capacity for Corporation; and

                 B. The Articles of Incorporation, as amended, of the Corporation authorize and permit contracts between Corporation and the members of its officers with respect to indemnification of such officers; and

                 C. In accordance with the authorization as provided by the California General Corporation Law, as amended ("Code"), Corporation may purchase and maintain a policy or policies of Directors and Officers Liability Insurance ("D & O Insurance"), covering certain liabilities which may be incurred by its directors and officers in the performance as officers of Corporation; and

                 D. As a result of developments affecting the terms, scope and availability of D & O Insurance there exists general uncertainty as to the extent of protection afforded officers by such D & O Insurance and by statutory and bylaw indemnification provisions; and


                 E. In order to induce Officer to continue to serve as an officer of Corporation, Corporation has determined and agreed to enter into this contract with Officer;

         NOW, THEREFORE, in consideration of Officer's continued service as an officer after the date hereof, the parties hereto agree as follows:

         1. Indemnity of Officer. Corporation hereby agrees to hold harmless and indemnify Officer to the fullest extent authorized by the provisions of the Code, as it may be amended from time to time.

         2. Additional Indemnity. Subject only to the limitations set forth in Section 3 hereof, Corporation hereby further agrees to hold harmless and indemnify Officer:

                 (a) against any and all expenses (including attorneys' fees), witness fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by Officer
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in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of Corporation) to which Officer is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Officer is, was or at any time becomes a director, officer, employee or agent of Corporation, or is or was serving or at any time serves at the request of Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and

                 (b) otherwise to the fullest extent as may be provided to Officer by Corporation under the non-exclusivity provision of the Articles of Incorporation, as amended, of Corporation and the Code.

         3.      Limitations on Additional Indemnity.

                 (a) No indemnity pursuant to Section 2 hereof shall be paid by Corporation for any of the following:

                          (i)     except to the extent the aggregate of losses
to be indemnified thereunder exceeds the sum of such losses for which the Officer is indemnified pursuant to Section 1 hereof or pursuant to any D & O Insurance purchased and maintained by Corporation;

                          (ii)    in respect to remuneration paid to Officer if
it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

                          (iii)   on account of any suit in which judgment is
rendered against Officer for an accounting of profits made from the purchase or sale by Officer of securities of Corporation pursuant to the provisions of
Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any federal, state or local statutory law;

                          (iv)    on account of Officer's acts or omissions
that involve intentional misconduct or a knowing and culpable violation of law;

                          (v)     on account of any action, claim or proceeding
(other than a proceeding referred to in Section 8(b) hereof) initiated by the Officer unless such action, claim or proceeding was authorized in the specific case by action of the Board of Directors;

                          (vi)    on account of Officer's conduct which is the
subject of an action, suit or proceeding described in Section 7(c)(ii) hereof;
or





                                       2.
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                          (vii)   if a final decision by a court having
jurisdiction in the matter shall determine that such indemnification is not lawful (and, in this respect, both Corporation and Officer have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication).

                 (b) In addition to those limitations set forth above in paragraph (a) of this Section 3, no indemnity pursuant to Section 2 hereof in an action by or in the right of Corporation shall be paid by Corporation for any of the following:

                          (i)     on account of acts or omissions that Officer
believes to be contrary to the best interests of the Corporation or its shareholders or that involve the absence of good faith on the part of Officer;

                          (ii)    with respect to any transaction from which
Officer derived an improper personal benefit;

                          (iii)   on account of acts or omissions that show a
reckless disregard for Officer's duty to the corporation or its shareholders in circumstances in which Officer was aware, or should have been aware, in the ordinary course of performing an officer's duties, of a risk of serious injury to Corporation or its shareholders;

                          (iv)    on account of acts or omissions that
constitute an unexcused pattern of inattention that amounts to an abdication of Officer's duty to the corporation or its shareholders;

                          (v)     to the extent prohibited by Section 310 of
the California Corporations Code, "Contracts in which director has material financial interest;"


                          (vi)    to the extent prohibited by Section 316 of
the California Corporations Code, "Corporate actions subjecting directors to joint and several liability" (for prohibited distributions, loans and guarantees);

                          (vii)   in respect of any claim, issue or matter as
to which Officer shall have been adjudged to be liable to Corporation in the performance of Officer's duty to Corporation and its shareholders, unless and only to the extent that the court in which such proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, Officer is fairly and reasonably entitled to indemnity for expenses and then only to the extent that the court shall determine;





                                       3.
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                          (viii)  of amounts paid in settling or otherwise
disposing of a pending action without court approval; or

                          (ix)    of expenses incurred in defending a pending
action which is settled or otherwise disposed of without court approval.

         4. Contribution. If the indemnification provided in Sections 1 and 2 hereof is unavailable by reason of a court decision described in subsection 3(a)(vii) hereof based on grounds other than any of those set forth in subsections 3(a)(ii) through (vi) hereof or in subsections 3(b)(i) through
(vi) hereof, then in respect of any threatened, pending or completed action, suit or proceeding in which Corporation is jointly liable with Officer (or would be if joined in such action, suit or proceeding), Corporation shall contribute to the amount of expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Officer in such proportion as is appropriate to reflect (i) the relative benefits received by Corporation on the one hand and Officer on the other hand from the transaction from which such action, suit or proceeding arose, and (ii) the relative fault of Corporation on the one hand and of Officer on the other in connection with the events which resulted in such expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of Corporation on the one hand and of Officer on the other shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such expenses, judgments, fines or settlement amounts. Corporation agrees that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

         5. Continuation of Obligations. All agreements and obligations of Corporation contained herein shall continue during the period Officer is a director, officer, employee or agent of Corporation (or is or was serving at the request of Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Officer shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Officer was an officer of Corporation or serving in any other capacity referred to herein.

         6. Notification and Defense of Claim. Not later than thirty (30) days after receipt by Officer of notice of the commencement of any action, suit or proceeding, Officer will, if a claim in respect thereof is to be made against Corporation under this Agreement, notify Corporation of the commencement thereof; but the omission so to notify Corporation will not relieve it from any liability which it may have to Officer otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Officer notifies Corporation of the commencement thereof:





                                       4.
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                 (a)      Corporation will be entitled to participate therein
at its own expense;

                 (b) except as otherwise provided below, to the extent it may wish, Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Officer. After notice from Corporation to Officer of its election so as to assume the defense thereof, Corporation will not be liable to Officer under this Agreement for any legal or other expenses subsequently incurred by Officer in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Officer shall have the right to employ its counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from Corporation of its assumption of the defense thereof shall be at the expense of Officer unless (i) the employment of counsel by Officer has been authorized by Corporation, (ii) Officer shall have reasonably concluded that there may be a conflict of interest between Corporation and Officer in the conduct of the defense of such action or (iii) Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Officer's separate counsel shall be at the expense of Corporation. Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of Corporation or as to which Officer shall have made the conclusion provided for in (ii) above; and

                 (c) Corporation shall not be liable to indemnify Officer under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. Corporation shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Officer without Officer's written consent. Neither Corporation nor Officer will unreasonably withhold its consent to any proposed settlement.

         7.      Advancement and Repayment of Expenses.

                 (a) In the event that Officer employs his own counsel pursuant to subsection 6(b)(i) through (iii) above, Corporation shall advance to Officer, prior to any final disposition of any threatened or pending action, suit or proceeding, whether civil, criminal, administrative or investigative, any and all reasonable expenses (including legal fees and expenses) incurred in investigating or defending any such action, suit or proceeding within ten (10) days after receiving copies of invoices presented to Officer for such expenses; and

                 (b) Officer agrees that Officer will reimburse Corporation for all reasonable expenses paid by Corporation in defending any civil or criminal action, suit or proceeding against Officer in the event and only to the extent it shall be ultimately determined by a final judicial decision (from which there is no right of appeal) that Officer is not entitled, under applicable law, the Bylaws of Corporation, as amended, this Agreement or otherwise, to be indemnified by Corporation for such expenses.





                                       5.
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                 (c)      Notwithstanding the foregoing, Corporation shall not
be required to advance such expenses to Officer if Officer (i) commences any action, suit or proceeding as a plaintiff unless such advance is specifically approved by a majority of the Board of Directors or (ii) is a party to an action, suit or proceeding brought by Corporation and approved by a majority of the Board of Directors which alleges willful misappropriation of corporate assets by Officer, disclosure of confidential information in violation of Officer's fiduciary or contractual obligations to Corporation, or any other willful and deliberate breach in bad faith of Officer's duty to Corporation or its shareholders.

         8.      Enforcement.

                 (a) Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on Corporation hereby in order to induce Officer to continue as an officer of Corporation, and acknowledges that Officer is relying upon this Agreement in continuing in such capacity.

                 (b) In the event Officer is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, Corporation shall reimburse Officer for all of Officer's reasonable fees and expenses in bringing and pursuing such action.

         9. Subrogation. In the event of payment under this Agreement, Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Officer, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable Corporation effectively to bring suit to enforce such rights.

         10. Non-Exclusivity of Rights. The rights conferred on Officer by this Agreement shall not be exclusive of any other right which Officer may have or hereafter acquire under any statute, provision of Corporation's Articles of Incorporation, as amended, or Bylaws, as amended, agreement, vote of shareholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.

         11. Survival of Rights. The rights conferred on Officer by this Agreement shall continue after Officer has ceased to be a director, officer, employee or other agent of Corporation and shall inure to the benefit of Officer's heirs, executors and administrators.

         12. Separability. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof.

         13. Governing Law. This Agreement shall be interpreted and enforced in accordance with the laws of the State of California.





                                       6.
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         14.     Binding Effect.  This Agreement shall be binding upon Officer and upon Corporation, its successors and assigns, and shall inure to the benefit of Officer, his heirs, personal representatives and assigns and to the benefit of Corporation, its successors and assigns.

         15. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

         16. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, and all of which together shall constitute one and the same instrument.



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                                       7.
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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.


                                        IMMUSOL, INC.,
                                        a California corporation


                                        By: ___________________________
                                        ________________, President



                                        OFFICER:


                                        _______________________________
                                        (Signature)

                                        _______________________________
                                        (Print Name)





                 [SIGNATURE PAGE TO INDEMNIFICATION AGREEMENT]
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                                LIST OF OFFICERS

Jack R. Barber, Ph.D.
J. Stanhope Blackburn (Acting CFO)